Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

June 30, 2025 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (111.36%)(a)
Private Real Estate Equity (94.64%)
Apartments (9.38%)
Bridge Workforce Housing Fund I, LP	N/A	$58,106,496
Clarion Gables Multifamily Trust	44,134	63,881,701
Cortland Growth & Income Fund	189,110	216,924,918
Sentinel Real Estate Fund	93	9,638,817
		348,551,932
Data Centers (0.77%)
Harrison Street Data Center Fund(b)	N/A	28,373,910

Diversified (27.23%)
Bain Capital Real Estate Fund I	N/A	69,655,137
Blackstone Property Partners U.S.	65,447	86,376,925
Brookfield Premier Real Estate Partners	144,960	185,983,892
Carlyle Property Investors	116,828	208,077,022
CBRE U.S. Core Partners, LP	11,141,203	16,935,050
Clarion Lion Properties Fund	3,639	5,432,312
Harrison Street Core Property Fund	11,295	16,088,816
Invesco Core Real Estate Fund	67	11,489,410
Invesco U.S. Income Fund LP	80,223	119,991,676
PGIM PRISA II	93,728	129,855,859
PGIM PRISA III	33,555	99,893,860
RREEF America REIT II, Inc.	47,435	5,937,768
Stockbridge Smart Markets Fund	1,128	1,920,988
TA Realty Core Property Fund, LP	41,989	53,759,896
		1,011,398,611
Industrial (41.85%)
Ares Industrial Real Estate Fund	110,272	290,894,614
CBRE U.S. Logistics Partners LP	215,558,564	292,679,846
Clarion Lion Industrial Trust	36,545	135,302,882
Prologis Targeted U.S. Logistics Fund(c)	158,148	440,425,281
Realterm Logistics Income Fund LP	121,774	187,847,437
RREEF Core Plus Industrial Fund LP	538,121	118,640,391
TA Realty Logistics Fund, LP	77,128	80,523,751
Jadian IOS Fund I	N/A	8,526,350
		1,554,840,552
Life Science (15.77%)
Bain Capital Real Estate Life Science Fund(b)	N/A	27,980,237
Blackstone Property Partners Life Science	N/A	62,783,204
Harrison Street Life Science	N/A	13,871,967
IQHQ, Inc.(b)(c)	67,647,751	481,047,549
		585,682,957
Private Real Estate Debt / Preferred (16.36%)
Ares Real Estate Enhanced Income Fund	N/A	15,312,491
Bridge Debt Strategies Fund III, LP	N/A	40,258,632

Security	Shares	Value
Private Real Estate Debt/ Preferred (continued)
Bridge Debt Strategies Fund IV, LP	N/A	$77,712,497
Direct Real Estate Debt Investment, 13.5% 12/31/2027(d)	154,992,999	154,992,999
Direct Real Estate Debt Investment, 14.0%, 8/26/2026(d)	83,014,471	83,014,471
H/2 Special Opportunities Fund(b)(c)	N/A	122,808,186
IQHQ Series E Preferred, 16.5%(d)	113,734,199	113,734,199
		607,833,475
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $4,090,449,274)		4,136,681,437

PUBLIC EQUITY REAL ESTATE SECURITIES (4.14%)
Public Non-Traded Real Estate Investment Trusts (0.00%)
Diversified (0.00%)
Highlands REIT, Inc.(b)(d)	140,161	42,048
Total Public Non-Traded Real Estate Investment Trusts (Cost $51,627)		42,048

Publicly Traded Real Estate Investment Trusts (4.14%)
Apartments (0.57%)
Equity Residential	97,011	6,547,272
Essex Property Trust, Inc.	21,740	6,161,116
Independence Realty Trust, Inc.	104,237	1,843,953
Mid-America Apartment Communities, Inc.	44,086	6,525,169
		21,077,510
Data Centers (0.53%)
Digital Realty Trust, Inc.	46,229	8,059,102
Equinix, Inc.	14,803	11,775,342
		19,834,444
Diversified (0.10%)
EPR Properties	62,945	3,667,176
		3,667,176
Gaming (0.16%)
VICI Properties, Inc.	181,317	5,910,934
		5,910,934
Healthcare (0.66%)
American Healthcare REIT, Inc.	101,301	3,721,799
Healthcare Realty Trust, Inc.	21,554	341,846
Omega Healthcare Investors, Inc.	74,369	2,725,624
Ventas, Inc.	85,373	5,391,305
Welltower, Inc.	79,098	12,159,735
		24,340,309
Industrial (0.52%)
EastGroup Properties, Inc.	22,454	3,752,512
First Industrial Realty Trust, Inc.	63,166	3,040,180
Prologis, Inc.	120,609	12,678,418
		19,471,110
Manufactured Homes (0.12%)
Sun Communities, Inc.	36,397	4,603,856
		4,603,856
Office (0.02%)
Hudson Pacific Properties, Inc.	330,165	904,652
		904,652
Regional Malls (0.21%)
Simon Property Group, Inc.	48,864	$7,855,377
		7,855,377

Security	Shares	Value
Self-Storage (0.57%)
CubeSmart	70,532	2,997,610
Iron Mountain, Inc.	60,208	6,175,535
Public Storage	32,232	9,457,513
Smartstop Self Storage REIT, Inc.	66,290	2,401,687
		21,032,345
Shopping Center (0.23%)
Brixmor Property Group, Inc.	195,564	5,092,487
Regency Centers Corp.	49,402	3,518,904
		8,611,391
Single Tenant (0.34%)
Agree Realty Corp.	88,738	6,483,198
Essential Properties Realty Trust, Inc.	189,730	6,054,285
		12,537,483
Single-Family Rental (0.11%)
American Homes 4 Rent, Class A	111,752	4,030,895
		4,030,895
Total Publicly Traded Real Estate Investment Trusts (Cost $135,615,134)		153,877,482

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $135,666,761)		153,919,530

SHORT TERM INVESTMENT (6.62%)
Fidelity Investments Money Market Fund - Government Portfolio - Class I, 4.19% (Cost $245,911,058)(e)	245,911,058	245,911,058

TOTAL INVESTMENTS (122.12%) (Cost $4,472,027,093)		$4,536,512,025
LIABILITIES IN EXCESS OF OTHER ASSETS (-22.12%)		(821,551,060)
NET ASSETS (100.00%)		$3,714,960,965

(a)	All or a portion of these securities are segregated as collateral for the Lines of Credit as of June 30, 2025.
(b)	Non-income producing security.
(c)	Holding is comprised of two share classes of the same underlying investment.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $ $351,783,717, representing 9.47% of net assets.
(e)	The rate shown is the 7-day effective yield as of June 30, 2025

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

1. ORGANIZATION

The Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. Class M shares commenced operations on December 27, 2021 and are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”.

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and are sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end and closed-end investment companies and exchange-traded funds (“ETFs” and collectively the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor, who has been named as the valuation designee by the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities, which are not actively traded in the market and for which quotations may not be available. Private Real Estate Securities include beneficial interests in private funds that invest in or lend to real estate assets (“Private Funds”) and debt instruments secured or otherwise supported by real estate assets (“Direct Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient, and to value its investments in Private Funds at their respective NAVs or NAV equivalents at each quarter. For non-calendar quarter-end days, the Advisor estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Advisor has deemed to be representative of the Private Fund market. As of June 30, 2025, all of the Fund’s investments in Private Funds were valued at their respective NAVs. The Fund’s Direct Debt investments are valued at amortized cost, consistent with how they are recorded in accordance with GAAP, as these investments are intended to be held-to-maturity. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments. Impairment is indicated when it is deemed probable that the Fund will not be able to collect all amounts due to pursuant to the contractual terms of the investment. As of June 30, 2025, the Fund had no impairments to its Direct Debt investments. The Fund accrues income on a daily basis for each investment in Private Real Estate Securities, as applicable.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Advisor determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts. As of June 30, 2025, investments in Public Non-Traded ERES represented less than 0.0% of Fund NAV.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2025 for the Fund’s assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities(a)	$–	$–	$351,741,669	$4,136,681,437
Public Non-Traded Real Estate Investment Trusts	–	–	42,048	42,048
Publicly Traded Real Estate Investment Trusts	153,877,482	–	–	153,877,482
Short Term Investments	245,911,058	–	–	245,911,058
TOTAL	$399,788,540	$–	$351,783,717	$4,536,512,025

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

The following table shows the aggregate changes in fair value of the Fund’s Level 3 investments during the six months ended June 30, 2025:

Asset Type	Balance as of September 30, 2024	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of June 30, 2025	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2025
Private Real Estate Debt	$188,686,082	$–	$–	$–	$–	$163,055,587	$–	$–	$–	$351,741,669	$–
Public Non-Traded Real Estate Investment Trusts	42,048	–	–	–	–	–	–	–	–	42,048	–
	$188,728,130	$–	$–	$–	$–	$163,055,587	$–	$–	$–	$351,783,717	$–

As of June 30, 2025, the fair value of Private Real Estate Investment Debt investments are valued off a recent transaction price and there were no significant inputs upon which to adjust the transaction price.

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

3. COMMITMENTS AND CONTINGENCIES

Commitments – As of June 30, 2025, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
Ares Industrial Real Estate Fund	$290,894,614	$—	Quarterly	90
Ares Real Estate Enhanced Income Fund	15,312,491	—	Quarterly	90
Bain Capital Real Estate Fund I	69,655,137	20,374,437	None	None
Bain Capital Real Estate Life Science	27,980,237	44,441,909	None	None
Blackstone Property Partners U.S.	86,376,925	—	Quarterly	90
Blackstone Property Partners Life Science	62,783,204	—	Annual	180
Bridge Debt Strategies Fund III, LP	40,238,332	5,574,061	None	None
Bridge Debt Strategies Fund IV, LP	77,719,613	3,409,145	None	None
Bridge Workforce Housing Fund I, LP	58,106,496	1,834,254	None	None
Brookfield Premier Real Estate Partners	185,983,892	—	Quarterly	90
Carlyle Property Investors	208,077,022	—	Quarterly	90
CBRE U.S. Core Partners, LP	16,935,050	—	Quarterly	60
CBRE U.S. Logistics Partners, LP	292,679,846	—	Quarterly	90
Clarion Gables Multifamily Trust	63,881,701	—	Quarterly	90
Clarion Lion Industrial Trust	135,302,882	—	Quarterly	90
Clarion Lion Properties Fund	5,432,312	—	Quarterly	90
Cortland Growth & Income Fund	216,924,918	—	Quarterly	90
Direct Debt/Preferred Investments	351,741,669	50,500,000	None	None
Harrison Street Core Property Fund	16,088,816	—	Quarterly	45
Harrison Street Data Center Fund	28,373,910	5,658,283	None	None
Harrison Street Life Science Fund	13,871,967	2,552,832	None	None
H/2 Special Opportunities Fund V	122,808,186	—	None	None
Invesco Core Real Estate Fund	11,489,410	—	Quarterly	45
Invesco U.S. Income Fund LP	119,991,676	—	Quarterly	45
IQHQ, Inc.	481,047,549	—	None	None
Jadian IOS Fund I, LP	8,526,350	19,039,419	None	None
PGIM PRISA II	129,855,859	—	Quarterly	90
PGIM PRISA III	99,893,860	—	Quarterly	90
Prologis Targeted U.S. Logistics	440,425,281	—	Quarterly	90
Realterm Logistics Income Fund LP	187,847,437	—	Quarterly	90
RREEF America REIT II, Inc.	5,937,768	—	Quarterly	45
RREEF Core Plus Industrial Fund LP	118,640,391	—	Quarterly	45
Sentinel Real Estate Fund	9,638,817	—	Daily	*
Stockbridge Smart Markets Fund	1,920,988	—	Quarterly	45
TA Realty Core Property Fund	53,759,896		Quarterly	45
TA Realty Logistics Fund	80,523,751	—	Quarterly	45
Total	$4,136,681,437	$153,384,340

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested.

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

4. RISKS AND UNCERTAINTIES

In the normal course of business, the Fund faces certain risks and uncertainties. Set forth below is a summary of certain principal risks associated with the Fund. The following is not intended to be a complete list of all the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.

Market Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, the Fund is subject to the risk that geopolitical and other similar events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets.

Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the performance, value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Real Estate Industry Concentration Risk. The Fund will concentrate its investments in real estate related securities, and it may invest in real estate directly. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies of engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses;(vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; (ix) climate change and (x) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations, including, but not limited to, those risks described below:

Retail Properties. Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by a downturn in the businesses operated by their tenants.

Hospitality Properties. Hotel properties and other properties in the hospitality real estate sector, such as motels and extended-stay properties, are affected by declines in business and leisure travel.

Healthcare and Life Science Properties. Healthcare and Life Science are affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, funding for biotech companies and the continued availability of revenue from government reimbursement programs.

Industrial Properties. Industrial properties are affected by downturns in the manufacturing, processing and shipping of goods.

Multifamily Properties. Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Residential Properties. Residential properties can be significantly affected by the national, regional and local real estate markets. This segment of the real estate industry also is sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. Thus, residential properties can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

4. RISKS AND UNCERTAINTIES (continued)

Shopping Centers. Shopping center properties are affected by changes in the local markets where their properties are located and dependent upon the successful operations and financial condition of their major tenants.

Self-Storage Properties. Self-storage properties are affected by changes to competing local properties, consumer and small business demand for storage space, and the ability of the management team.

Other factors may contribute to the risk of real estate investments:

Development Issues. Real estate development companies in which the Underlying Funds or the Fund may invest are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies in the Fund’s portfolio may fail to carry comprehensive liability, fire, flood, wind or earthquake extended coverage and rental loss insurance, or insurance and may be subject to various policy specifications, limits and deductibles.Due to the prevalance of catastrophic events, the cost of insurance may increase materially.

Dependence on Tenants. The ability of companies in the real estate industry in which the Fund may invest to make distributions to shareholders depends upon the ability of the tenants at their properties to generate enough income in excess of tenant operating expenses to make their lease payments.

Financial Leverage. Companies in the real estate industry in which the Fund may invest may be highly leveraged and financial covenants may affect their ability to operate effectively. The use of floating rate loans may also negatively impact returns in a rising interest rate environment.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Environmental Issues. Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs. Environmental risk from high winds, hurricanes, fires, floods and extreme heat may also materially affect a property’s value.

Credit Market Conditions. Instability in credit markets can potentially make it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. Conditions in the credit markets may expose borrowers to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

Credit Risk. It is possible that issuers of debt securities may not make scheduled interest and principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held may be lowered if an issuer’s financial condition changes and this also may negatively impact the Fund’s returns on investment in such securities.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have risen sharply after maintaining historically low levels for a significant period of time. Current conditions may result in an increase in interest rate volatility, which in turn may result in a decline in the value of the fixed income investments held by the Fund. As a result, for the present, interest rate risk may be heightened. Fixed income securities are also subject to default risk.

Institutional Investment Fund Risk. The Fund’s investment in Institutional Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in an Institutional Investment Fund may be higher than if the manager of the Institutional Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Institutional Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Institutional Investment Funds, like the other “Underlying Funds” in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Institutional Investment Funds are not entitled to the protections of the 1940 Act. For example, these funds need not have independent boards, shareholder approval of advisory contracts may not be required, may leverage to an unlimited extent, and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Bluerock Total Income + Real Estate Fund
Notes to Quarterly Portfolio of Investments
June 30, 2025 (unaudited)

4. RISKS AND UNCERTAINTIES (continued)

Lack of Control Over Institutional Investment Funds and Other Portfolio Investments. Once the Advisor or RREEF has selected an Institutional Investment Fund, Private REIT, Public REIT, or Other Public Investment Vehicle (each, an “Underlying Fund” and together, the “Underlying Funds”) for investment by the Fund, the Advisor and RREEF will have no control over the investment decisions made by any such Underlying Fund. Although the Fund and the Advisor or RREEF will evaluate regularly each Underlying Fund and its manager to determine whether their respective investment programs are consistent with the Fund’s investment objective, the Advisor and RREEF will not have any control over the investments made by any Underlying Fund. Even though the Underlying Funds are subject to certain constraints, the managers may change aspects of their investment strategies. The managers may do so at any time (for example, such change may occur immediately after providing the Advisor with the quarterly unaudited financial information for an Institutional Investment Fund). The Advisor or RREEF may reallocate the Fund’s investments among the Underlying Funds, but the Advisor’s ability to do so may be constrained by the withdrawal limitations imposed by certain of the Underlying Funds, which may prevent the Fund from reacting rapidly to market changes should an Underlying Fund fail to effect portfolio changes consistent with such market changes and the demands of the Advisor. Such withdrawal limitations may also restrict the Advisor’s ability to terminate investments in Underlying Funds that are poorly performing or have otherwise had adverse changes. The Advisor and RREEF will be dependent on information provided by the Underlying Fund, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s or RREEF’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities or otherwise invest the Fund’s assets, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of adverse performance of the Fund’s underlying investments. In addition to any borrowing utilized by the Fund, the Underlying Funds in which the Fund invests may utilize leverage, subject to the limitations of their charters and operative documents. Leverage by Underlying Funds and/or the Fund has the effect of potentially increasing losses. In addition, interest rates (including benchmarks like Secured Overnight Financing Rate (“SOFR”) and the spreads to such benchmarks charged by lenders) are highly sensitive to external factors outside a borrower’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. During periods of increased interest rates, borrowing costs of the Fund will likely increase and may adversely affect the Fund’s performance.

REIT Risk. The value of investments in REIT shares may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Also, qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Valuation of Institutional Investment Funds. Institutional Investment Funds are not publicly traded and the Fund may consider information provided by the institutional asset manager to determine the value of the Fund’s investment therein. The valuation provided by an institutional asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party. To determine the value of the Fund’s investment in Institutional Investment Funds, the Advisor considers, among other things, information provided by the Institutional Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Advisor’s ability to value accurately the Fund’s shares. Institutional Investment Funds that invest primarily in publicly traded securities are more easily valued.